GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") dated as of April 5, 2001, is executed and delivered by JEAN CHARLES INCORPORATED ("Guarantor"), to THE CHASE MANHATTAN BANK ("Lender"), a New York banking corporation, successor by merger to Chase Bank of Texas, National Association.

RECITALS:

         Effective as of April 8, 1998, Surrey, Inc. ("Borrower") and Lender entered into a Loan Agreement governing the terms of certain loans from Lender to Borrower. The Loan Agreement has previously been amended pursuant to a First Amendment of Loan Agreement dated effective May 14, 1998, pursuant to a Second Amendment of Loan Agreement dated effective January 25, 1999, pursuant to a Third Amendment of Loan Agreement dated effective March 31, 1999, pursuant to a Fourth Amendment of Loan Agreement dated effective June 17, 1999, pursuant to a Fifth Amendment of Loan Agreement executed effective June 30, 1999, and pursuant to a Sixth Amendment of Loan Agreement executed effective April 8, 2000. The original Loan Agreement, as previously amended, is herein called the "Loan Agreement."

         Under the terms of the Loan Agreement, Borrower is currently indebted to Lender under the loans evidenced by the following promissory notes: (a) promissory note dated April 8, 2000, in the face principal sum of $3,000,000.00, executed by Borrower, payable to the order of Lender, which note is called the "Revolving Note" in the Loan Agreement, (b) promissory note dated April 8, 1998, in the face principal sum of $2,300,000.00, executed by Borrower, payable to the order of Lender, which note is called the "$2,300,000.00 Advance/Term Note" in the Loan Agreement, (c) promissory note dated January 25, 1999, in the face principal sum of $400,000.00, executed by Borrower, payable to the order of Lender, which note is called the "$400,000.00 Advance/Term Note" in the Loan Agreement, and (d) promissory note dated April 8, 2000, in the face principal sum of $1,000,000.00, executed by Borrower, payable to the order of Lender, which note is called the "Term Note" in the Loan Agreement.

         Borrower has previously defaulted under the Loan Agreement, notice of default has been provided to Borrower, Borrower has failed to cure such defaults, and the maturity dates of the promissory notes referenced above have been accelerated. As such, all amounts owed by Borrower to Lender under or governed by the Loan Agreement are now due and payable. Despite written demand, these amounts remain unpaid.

         Borrower has entered into negotiations with Guarantor to sell substantially all of Borrower's assets to Guarantor, subject to and in accordance with the terms of that certain Agreement for Purchase and Sale of Assets dated on or about the effective date hereof between Guarantor and Borrower. Borrower and Guarantor, in acknowledgment of Lender's rights to consent to any such sale of assets, have requested that Lender consent to the terms of such sale, which Lender is willing to do in consideration of Guarantor's agreements contained herein.


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AGREEMENTS:

         For and in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

Definitions. As used in this Guaranty, these terms shall have these respective meanings:


         Borrower means Surrey, Inc., a Texas corporation.
         --------

         Consent Letter means the letter from Borrower and Guarantor addressed to Lender dated concurrently herewith, to which the form of this Guaranty is attached as Exhibit B.

         Guaranteed Debt means the sum of (i) $3,000,000.00 of the outstanding balance of the Notes, which amounts is payable under the terms of the Consent Letter and is to be applied by Lender to the outstanding balances of the Notes (in such order and manner of application as Lender may elect) plus (ii) all reasonable attorneys' fees incurred by Lender in enforcing this Guaranty or defending against any claims asserted by Guarantor. In addition, Guarantor will be personally liable to Lender for any of the Special Damages, if applicable, incurred by Lender. Any voluntary or involuntary payment against or reduction in the amounts outstanding under the Notes (other than payments of the Guaranteed Debt made by Guarantor to Lender as provided below pursuant to the terms of the Consent Letter) shall be applied first to the amounts outstanding under the Notes which are not included in the definition of "Guaranteed Debt".

         Notes means, collectively, the Revolving Note, the $2,300,000.00 Advance/Term Note, the $400,000.00 Advance/Term Note and the Term Note described in the "Recitals" section of this Guaranty, and all renewals, extensions, modifications, increases and rearrangements of, and substitutions for, the notes permitted by Lender or other holder of the notes.

         Special Damages means all loss Lender may incur and which may become owing to Lender as a result of or in connection with any of the following:

         (1)  Guarantor's fraud or misrepresentations;

         (2) the misapplication by Guarantor of any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the property covered by the liens, assignments and security interests of the documents executed in connection with the Notes, but only to the full extent of such proceeds so misapplied.

         For value received, the sufficiency of which is hereby acknowledged, and in consideration of the credit and financial accommodations extended to Borrower by Lender and in consideration of the matters described in the "Recitals" above, which Guarantor has determined will substantially benefit Guarantor directly or indirectly, Guarantor hereby unconditionally guarantees unto Lender (jointly and severally with any other guarantor, co-maker, endorser,

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surety or obligor of all or any part of the  Notes) the  payment  when due under the terms of the Consent Letter (whether at the stated maturity,  by demand,  by
acceleration   or  otherwise)  of  the   Guaranteed   Debt.   This  Guaranty  is
unconditional and absolute, and if for any reason all or any portion of the Guaranteed Debt shall not be paid when due, Guarantor will immediately pay the same to Lender or other person or entity entitled thereto, regardless of any defense, right of set-off or counterclaim which Borrower may have or assert, and regardless of whether Lender or any other person or entity shall have taken any steps to enforce any rights against Borrower or any other person or entity to collect such sum, and regardless of any other condition of contingency. Guarantor acknowledges that the Notes are now due and payable. Lender will forbear from exercising its rights to pursue Guarantor under this Guaranty as long as Borrower and Guarantor are performing in full their obligations under the terms of the Consent Letter and pay in full, or cause to be paid in full, the sum of $3,000,000.00 to Lender for application against the outstanding balances of the Notes by the date 180 days from the date of this Guaranty. Lender shall not be entitled to maintain an action against Guarantor to recover the Guaranteed Debt unless (a) Borrower or Surrey breaches the terms of the Consent Letter or (b) the 180-day forbearance period under the Consent Letter expires or terminates without Lender having received payment in full of the amounts to be paid to Lender under subparagraphs a), b) and c) of the Consent Letter. Every dollar paid to Lender under the provisions of subparagraph a), b) or c) of the Consent Letter shall reduce the $3,000,000.00 portion of the Guaranteed Debt on a dollar-for-dollar basis.

         Notwithstanding Lender's agreement to forbear at this time from pursuing its rights under this Guaranty against Guarantor on account of the existing defaults on the Notes, Lender formally reserves any and all rights and remedies against Borrower to which Lender is entitled under the Note and the other documents executed in connection therewith, as a result of such defaults. Any forbearance by Lender with respect to Guarantor shall in no way be deemed to obligate or restrict Lender in any manner with respect to its current and future dealings with Guarantor, other than as specifically set forth herein.

         Guarantor agrees that, if at any time all or any part of any payment applied by Lender to the Guaranteed Debt is or must be returned by Lender--or recovered from Lender--for any reason (including the order of any bankruptcy court), this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, any liens, security interests or collateral assignments released in connection with such prior payment shall be reinstated, and, in addition, Guarantor hereby agrees to indemnify Lender against, and to save and hold Lender harmless from any required return by Lender--or recovery from Lender--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason; provided, however, that to the extent any payment required to be returned by Lender was generated from or proceeds of collateral purported to secure the Notes, and if it is determined by final judgment of a court of competent jurisdiction that Lender did not in fact have a first-priority perfected lien, security interest or collateral assignment, as the case may be, on the collateral generating the proceeds used for such payment (or portion thereof), the provisions of this paragraph, solely as between Guarantor and Lender, shall be inapplicable as to such payment (or portion thereof).


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

         This is a continuing guaranty and shall be irrevocable, and all extensions of credit and financial accommodations made by Lender to Borrower shall be conclusively presumed to have been made in acceptance hereof.

         Guarantor waives marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of intent to accelerate, notice of acceleration, notice of default or other notice to, or demand on, any party, and waives presentment, collection, suit, or the taking of any other action by Lender. Payment by Guarantor is to be made at the main office of Lender in Austin, Travis County, Texas.

         The obligations of Guarantor under this Guaranty shall not be affected by (a) any invalidity of or defect or deficiency in any of the Notes or any instrument securing payment thereof or (b) failure to perfect or to maintain perfection of any lien on or security interest in any security securing payment of any of the Notes.

         This is a guaranty of payment and not of collection, and Guarantor waives any right to require that any action be brought against Borrower or any other person or entity. Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court, Guarantor waives any necessity, substantive or procedural, that (a) a judgment previously be rendered against Borrower or any other person or entity, including without limitation, any other guarantor or other surety, or that Borrower or any other person or entity, including without limitation, any other guarantor or other surety, should be joined in such cause and (b) Lender exercise any or all of its other remedies under any of the Notes or any other documents executed in connection therewith, including without limitation, foreclosure of any lien or security interest securing payment of any of the Notes. The obligations of Guarantor hereunder are joint and several from those of Borrower or any other person or entity, including without limitation, any other guarantor or other surety, and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein shall be without prejudice to Lender at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder. By execution hereof, Guarantor expressly waives each and every right to which he may be entitled by virtue of the suretyship laws of the State of Texas, including, without limitation, any rights Guarantor may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code. Guarantor agrees that this Guaranty shall not be discharged except upon the earlier of (a) payment in full of the Guaranteed Debt or (b) payment in full of the Notes and complete performance of the obligations of Borrower to Lender in connection with the Notes, subject in all cases to the automatic reinstatement provisions hereof. Guarantor further agrees that the obligations of Guarantor hereunder shall not be affected in any way by receivership, insolvency, bankruptcy or other similar proceedings affecting Borrower or any of its assets, or the release, waiver, or discharge of Borrower or any other person or entity, including without limitation, any other guarantor or other surety, from the performance or observance of any obligation contained in any of the Notes or any instrument securing payment thereof, by operation of law or otherwise, or any other cause, whether similar or dissimilar to the foregoing.


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

         Lender may, at any time without the consent of, or notice to Guarantor, without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor, upon or without any terms or conditions and in whole or in part, (a) change the manner, place or terms of payment or change or extend the time of payment of, renew, or alter any liability hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to said liabilities as so changed, extended, renewed or altered in any manner, (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any of said liabilities, (c) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting, (d) settle or compromise any liabilities hereby guaranteed or hereby incurred.

         No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; nor in any event shall any waiver of the provisions of this Guaranty be effective unless in writing; nor shall any such waiver be applicable except in the specific instance for which given. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower or any collateral security or rights of offset held by Lender for the payment of any of the Notes until (a) all amounts owing to Lender by Borrower for or on account of the Notes are paid in full, and (b) all obligations of Borrower to Lender in connection with the Notes have been performed.

         Any settlement, release or compromise of Borrower's obligations on all or any part of any of the Notes, any release of any security or collateral securing payment of all or any part of any of the Notes, and any settlement, release or compromise of any agreement, obligation or guaranty of any co-maker, endorser, guarantor, surety or other obligor of all or any part of any of the Notes shall not act as a release of any of Guarantor's obligations under this Guaranty.

         Guarantor represents and warrants to Lender that: (a) Guarantor's execution, delivery and performance of this Guaranty do not and will not require
(i) any consent of any other person or entity or (ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority; (b) neither execution or delivery of this Guaranty, nor the fulfillment of or compliance with its terms and provisions will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Guarantor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Guarantor is a party or bound; (c) Guarantor has duly and validly executed, issued and delivered this Guaranty, it is in proper legal form for prompt enforcement and it is Guarantor's valid and legally binding obligation, enforceable in accordance with its terms; (d) Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to the best of Guarantor's knowledge--against Guarantor; and (e) Guarantor's liabilities and


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

obligations under this Guaranty do not and will not render Guarantor insolvent, cause Guarantor's liabilities to exceed Guarantor's assets or leave Guarantor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

         Guarantor further certifies to Lender that: (a) the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor incurred or arising under this Guaranty and all related papers and arrangements; and (b) Guarantor has determined that such liability and obligation may reasonably be expected to substantially benefit Guarantor directly or indirectly (or if Guarantor is not a natural person, Guarantor's board of directors, general partners or other governors have made that determination).

         Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties as follows (and if so given, shall be deemed given when mailed):

          If to Guarantor:                          If to the Lender:

          Jean Charles Incorporated                 The Chase Manhattan Bank
          82449 61st Avenue                         P.O. Box 2558
          Thermal, California 92274                 Houston, Texas 77252-2092
          Attention: President                      Attention: Bruce A. Shilcutt

Each party's address for notice may be changed at any time and from time to time, but only after ten (10) days' advance written notice to the other party. Actual notice, however and from whomever given or received, shall always be effective when received.

         Notwithstanding any provision to the contrary contained in any of the Notes or in any other documents related thereto, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Guaranty which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable Texas or federal laws, whichever permit the higher rate. In this connection, Guarantor and Lender stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Guarantor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Lender shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of money shall, to the extent permitted by applicable


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law, be amortized,  prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Guarantor and Lender.

         The benefits, rights and remedies of Lender provided for in this Guaranty are in addition to all of the benefits, rights and remedies of Lender provided for in all other guaranties now or hereafter executed by any other person or entity, and payment or performance under any such guaranties shall not reduce the obligations of Guarantor hereunder.

         This Guaranty is entered into under and shall be governed by and interpreted in accordance with the laws of the State of Texas. Guarantor hereby irrevocably agrees that any legal proceeding against Lender arising out of or in connection with this Guaranty, the Notes or any writings executed in connection herewith shall be brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas, Austin Division.

         This Guaranty may be executed in any number of counterparts, each of which shall constitute an original and shall be binding upon the person or entity signing it and his, her or its heirs, legal representatives, successors and assigns, whether or not the same or any other counterpart of this Guaranty is executed by any other person or entity.

         This Guaranty constitutes the entire agreement of Guarantor and Lender, supersedes any prior understandings or written or oral agreement between Guarantor and Lender with regards to the Notes, and can be modified or varied only by a written instrument subscribed to by Guarantor and Lender.

         THIS GUARANTY is executed as of the date first above written.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODEss.26.02

         THIS GUARANTY CONSTITUTES A WRITTEN LOAN AGREEMENT AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LENDER:                                                       GUARANTOR:
------                                                        ---------

THE CHASE MANHATTAN BANK                       JEAN CHARLES INCORPORATED


By:                                            By:
   -----------------------------                  -----------------------------
Name:                                          Name:
     ---------------------------                    ---------------------------
Title:                                         Title:
      --------------------------                     --------------------------


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